EXHIBIT 10.2

[***]	Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.
AMENDMENT No. 1 TO STRATEGIC COLLABORATION AGREEMENT
This Amendment No. 1 to the March 2, 2021 Strategic Collaboration Agreement ( "Amendment 1") is effective as of February 25, 2025 ("Amendment Effective Date") by and between The University of Texas M. D. Anderson Cancer Center, with a place of business located at 1515 Holcombe Blvd., Houston, TX 77030, USA ("MD Anderson"), a member institution of The University of Texas System ("System") and Surefire Medical Inc., dba TriSalus Life Sciences, with a place of business located at 6272 W. 91st Avenue, Westminster, CO 80031 USA (“Company”). MD Anderson and Company each a “Party” and collectively the “Parties”.
WHEREAS, the Parties entered into a certain Strategic Collaboration Agreement dated March 2, 2021 (the “Agreement”); and
WHEREAS, the Parties have desire to amend the payment schedule in the Agreement as set forth below.
NOW, THEREFORE , it is hereby agreed as follows:
1.Section 1.4. Section 1.4 of the Agreement shall be deleted in its entirety and replaced with the following:
“1.4 The [***] for the Studies shall be due and payable to MD Anderson according to the schedule below:
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2.Unless otherwise defined herein, any capitalized terms utilized in this Amendment 1 shall have the meaning set forth in the Agreement as the context so requires. Except as specifically amended above, all terms and conditions of the Agreement shall remain in full force and effect and are hereby ratified and confirmed.
IN WITNESS WHEREOF, the Parties hereto have caused this Amendment 1 to be executed by their duly authorized representatives to be effective as of the Amendment Effective Date.

The University of Texas M. D. Anderson Cancer Center	Surefire Medical Inc. dba TriSalus Life Sciences
Date: 05/12/2025	Date: 05/13/2025
/s/ Omer F. Sultan Omer F. Sultan	/s/ James Young Name: James Young
Sr. Vice President and Chief Financial Officer	Title: Chief Financial Officer